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                                                                    EXHIBIT 32.1

CERTIFICATION

I, Ramon M. Ruiz-Comas, President and Chief Executive Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Corporation for the annual period ended December 31, 2005 (the Report) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C.
      78m) and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 30, 2006                       By:  /s/ Ramon M. Ruiz-Comas
                                                -------------------------
                                                Ramon M. Ruiz-Comas
                                                President and
                                                Chief Executive Officer